Other Liabilities	12 Months Ended
Dec. 31, 2016
Other Liabilities Disclosure [Abstract]
Other Liabilities
Other Liabilities

	December 31,
(In millions)	2016	2015

Workers’ compensation and other claims	$56.5	46.3
Non-recourse financing liability(a)	12.6	14.4
Post-employment benefits	11.5	12.0
Asset retirement and remediation obligations	14.3	12.9
Employee-related liabilities	1.2	4.2
Noncurrent tax liabilities	5.3	5.7
Other	34.7	34.0
Other liabilities	$136.1	129.5

(a)   Our Brink's Mexico operations entered into a transaction in 2015 to sell its headquarters building in Mexico City and lease the property back for two years. The transaction did not qualify for sale-leaseback accounting due to continuing involvement with the property. Therefore, proceeds received are recorded as a financing liability.